UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  June 23, 2009
                                           ---------------


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

              Nevada                                       98-0479847
-------------------------------------              -----------------------------
   State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization                        Identification No.)

                      2287 Slater Road, Ferndale, WA 98248
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (866) 732-2759



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2009, Sea 2 Sky Corporation ("SSKY") entered into an Assignment Agreement (Assignment) with James Forest Products LLC (JFP). JFP is a Limited Liability Corporation organized in accordance with the laws of the Lummi Nation, located within the United States of America and is owned and controlled by Henry
V. James, a registered Lummi Nation tribal member. Mr. James is a director of SSKY and serves as the Chairman of the Board of Directors of SSKY.

As part of the Assignment, JFP has granted and assigned to SSKY its interest in a fiber basket owned by JFP for consideration of One Dollar ($1.00). The fiber basket consists of a defined volume of available wood materials.

JFP has access to such fiber  basket  through the  Memorandum  of  Understanding
(MOU) it has entered into with Des Wilson Forestry Ltd., of New Zealand on June 23, 2009. The final legal arrangement between JFP and Des Wilson Forestry Ltd.is dependent upon the completion of due diligence by both parties

The MOU provides for an allowable annual cut or availability of Biomass through sawmill residue such as sawdust, shavings, hogfuel, wood chips, Pulp Logs and/or residuals from logging operations) of an initial 250,000 tons per year and provides that it can be increased to 500,000 tons within 2 years of commencing the project.

Tenure of ownership is either a long term lease, license, outright ownership or hereditary rights of ownership of at least 15 years.


                            Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 23, 2009, SSKY issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                  Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.                                   Description


           10.1                Assignment Agreement, dated June 23, 2009.
           10.2                Memorandum of Understanding, date June 23, 2009
           99.1                Press Release, dated June 23, 2009



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    June 26, 2009

SEA 2 SKY CORPORATION



By: /s/ David Siebenga
Name:  David Siebenga
Title:   Chief Executive Officer